UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2013

Item 1. Report to Shareholders

Tax-Free Short-Intermediate Fund	February 28, 2013

The views and opinions in this report were current as of February 28, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Despite historically low interest rates, long-term municipal bonds produced good returns in the year ended February 28, 2013, as yields declined further and bond prices rose amid strong investor demand for attractive levels of tax-free income. Short- and intermediate-term securities delivered smaller returns, as the compression of shorter-term tax-free yields near 0% reduced their potential for significant capital appreciation. Lower-quality municipals with their yield advantage outperformed higher-quality issues in both the investment-grade and high yield markets.

MARKET ENVIRONMENT

The U.S. economy expanded at a modest pace over the last year. Employment growth has been steady, but the national unemployment level remains elevated. The housing market recovery has been gaining traction, although its contribution to overall growth is smaller than in previous expansions. We believe gross domestic product growth will continue in 2013, but uncertainty about U.S. fiscal policy, which restrained economic activity in late 2012, could continue to do so in the months ahead. On January 1, 2013, Congress passed legislation to avoid the full brunt of the federal tax increases and automatic spending cuts scheduled to take place at the end of 2012. The 39.6% federal tax bracket was reinstated, and the 2% payroll tax cut in place since the beginning of 2011 was allowed to expire. Scheduled budget sequestration was delayed for two months. The new Congress will need to address the approaching legal borrowing limit for the federal government—the “debt ceiling”—in the near future.

To support the economy over the last year, the Federal Reserve kept its fed funds target rate in the 0.00% to 0.25% range. The central bank is purchasing $40 billion of agency mortgage-backed securities every month—a plan that started in September. In addition, the Fed announced in late 2012 that it will purchase $45 billion worth of Treasury securities monthly in 2013 and that it plans to keep short-term rates very low as long as the national unemployment rate remains above 6.5% and inflation is projected at no more than 2.5% in the next 12 to 24 months.

Shorter-term municipal yields remained low and were little changed over the last 12 months. Yields of long-term, high-quality munis generally declined during our fiscal year. With municipal yields about the same as Treasury yields across the yield curve, tax-free securities are an attractive alternative for fixed income investors on a relative basis. As of February 28, 2013, the 2.91% yield offered by a 30-year tax-free municipal bond rated AAA was about 94% of the 3.09% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.04% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 - 0.28, or 0.72.)

Municipal issuance totaled $373 billion in 2012, according to The Bond Buyer. Much of that reflects municipalities refinancing their debts to take advantage of low long-term interest rates, rather than net new issuance. One positive factor for munis is that austerity-minded state and local governments have been conservative about adding to indebtedness, despite prevailing low yields. Another favorable factor supporting the market is brisk demand, particularly for long-term issues. Issuance in the first two months of 2013 has been fairly strong at $47.6 billion, and full-year issuance is likely to approximate that of 2012.

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Beginning in 2013, a 3.8% net investment income tax will be imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals. The interest income from a tax-free municipal bond is also exempt from this net investment income tax.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

If we were to factor in state and local income tax rates—which, of course, will vary widely—the taxable-equivalent yield calculations would be more complicated. However, the tax brackets and the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

*Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

**These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Since the last recession, many states have faced stiff fiscal challenges, and most have responded by cutting spending and raising taxes and fees to close budget deficits. While tax revenues collected by states are growing again, the pattern has been slower and more uneven than historically, and expense pressures continue. Balancing state budgets is not easy work and most states do a good job, although those that are not properly funding pensions and other retirement benefits are viewed unfavorably. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we have longer-term concerns about some states’ willingness and ability to address sizable pension obligations and other retirement benefits.

Municipal bond performance throughout the last year was driven by investors’ search for higher yields in a low interest rate environment. Revenue bonds outperformed local and state general obligations (GOs). We prefer bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by providers of these essential services. Among revenue bonds, industrial revenue issues fared best, especially tobacco names. We underweight tobacco bonds because longer-term fundamentals are poor and tobacco consumption trends do not appear to be especially positive. Health care bonds did well, but we are being more selective among hospital revenue bonds as new issue supply and some credit concerns are weighing on the sector. Prerefunded bonds, which are backed by U.S. Treasuries, lagged significantly.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.02% during the six-month period ended February 28, 2013, and over the fund’s fiscal year, compared with 0.01% and 0.02%, respectively, for the Lipper Tax-Exempt Money Market Funds Index. As this period of the Fed’s extraordinary zero interest rate policy continues, municipal money market rate movements were quite minimal. Generally, over the last six months, yields across the curve were slightly lower. Rates have ranged from an average of 10 basis points (0.10%) for overnight maturities to around 19 basis points for notes maturing in one year. The curve steepened by a few basis points, as commercial paper rates in maturities of 30 to 90 days moved slightly lower, while one-year maturity yields remained largely unchanged. The move lower in yields is generally consistent with other money market sectors, as the quest for any yield gradually grinds all money market rates lower. Placing further pressure on rates, new issue supply continues to be constrained; issuers continue to prefer refinancing in longer-dated bonds as they lock in record low yields, thus reducing investable supply in money markets.

Credit quality continues to play a big role in the management of the fund. We have been favoring and maintaining an overweight to highly rated hospitals, local and state GOs, and higher education debt, which include Mayo Clinic, Baltimore County, State of Texas, and University of Chicago. As always, bank liquidity providers play a big part in financing short-term municipal debt. We are mindful of their impact on the fund. Our largest bank liquidity exposures are to Wells Fargo, JPMorgan Chase, and Federal Home Loan Bank. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Measures implemented by the Securities and Exchange Commission (SEC) in 2010 that mandated higher liquidity requirements and reduced credit risk for all money market funds have resulted in much more resilient products for shareholders. However, the government’s Financial Stability Oversight Council has weighed in on the regulatory debate after the SEC failed to come to a consensus on the topic. We expect money fund reform to remain a main focus for regulators and the money fund industry.

Yields are likely to remain stable over the next six months barring a flare-up in the European crisis or some other supply dislocation. Given this outlook, and with the Fed on hold, we continue to operate in the longer end of our targeted weighted average maturity of 50 to 55 days. As always, we are committed to managing a high-quality diversified portfolio, with a focus on liquidity and stability of principal.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned 1.02% and 1.92% during the 6- and 12-month periods ended February 28, 2013, respectively, compared with 1.00% and 2.10% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance figures are also shown in the Performance Comparison table for the Advisor Class, which began operations on August 8, 2012.) The fund’s net asset value per share was $5.72 at the end of February, up a penny from six months earlier. Dividends per share contributed $0.05 to the fund’s total return during the six-month period.

Our strategy centered on enhancing yield by keeping duration slightly longer than that of the benchmark for most of the past six months by purchasing bonds in the 7- to 10-year part of the yield curve. This positioning reflects our view that the Federal Reserve will continue to maintain its low interest rate policy for the foreseeable future. At the end of February 2013, the portfolio’s duration was 2.8 years, close to where it was six months earlier.

We are overweight revenue sectors that offer some incremental yield over GOs and prerefunded bonds, while the balance of our investments is broadly diversified across all sectors of the market at reasonable yield premiums over high-quality bonds. At the end of the period, however, those yield advantages had compressed, and it has become a bit more challenging to find good opportunities during the current period of low issuance. As a result, our cash levels have increased again as we approach tax season. This is a seasonal pattern in our segment of the tax-exempt market.

Transportation remains the portfolio’s largest sector allocation at 18.8% of net assets, up from 18.0% at the end of last August. Health care was the second largest, representing 14.5%, up from 13.8%. Our overweight in revenue bonds and duration management served us well versus our peer group average, but some of our competition kept a higher allocation to both high yield bonds and individual sectors that outperformed, which trimmed the fund’s relative performance.

AA and A bonds composed 78% of the portfolio, while AAA and BBB fleshed out the remainder. Given our outlook for interest rates and economic growth in the foreseeable future, we do not expect to make significant changes to our investment strategy and positioning. Our emphasis will be on seeking yield advantage where we find it, primarily in various revenue sectors, while maintaining the fund’s overall credit quality.

TAX-FREE INCOME FUND

The fund returned 2.56% and 6.44% during the 6- and 12-month periods ended February 28, 2013, respectively, compared with 2.50% and 6.30% for the Lipper peer group average, which measures the performance of competing funds. (Results for the Advisor Class were somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $10.62 at the end of February, up from $10.55 six months earlier. Dividends per share contributed $0.20 to the fund’s total return during the six-month period. Returns in the tax-exempt market were solid as demand remained elevated. The implementation of higher federal taxes and, in many cases, higher state and local taxes has kept municipals an enticing investment option.

Our positioning along the yield curve during the fund’s fiscal year was fairly consistent, as we were overweight long-term bonds and underweight shorter maturities. The strategy benefited performance thanks to stronger returns from longer-term securities. We currently maintain an underweight in bonds maturing in 10 to 15 years. While an overweight in longer maturities can be vulnerable to rising rates, our holdings are defensive in nature, dominated by callable premium coupon structures that offer greater protections. This is in line with our outlook for muted U.S. economic growth and for continuing strong investor demand for tax-exempt bonds.

During the past six months, the fund’s duration was relatively unchanged, slightly longer than that of the Barclays Municipal Bond Index. Our weighted average maturity was also fairly stable. We did extend the weighted average maturity over the 12-month period, a reflection of our bias toward longer maturities. This strategy contributed positively to performance.

Our sector positioning was also constant through the year, with an overweight in the revenue sector and an underweight in GOs. States have made great strides in fiscal management during the past few years, but challenges remain, particularly for local governments. The portfolio’s largest sector exposure is to transportation revenue-backed securities. Health care is second largest and rose to 19.5% from 18.8% at the end of August. The fund is also overweight electric utilities and industrial pollution control bonds (IDR/PCR), which offer attractive yields relative to comparably rated securities in other sectors. The revenue sector outperformed GOs for the year, with the IDR/PCR sector the top performer, followed by the hospital sector.

There were slight shifts in the fund’s quality diversification over the fiscal year. Exposure to AAA and AA bonds declined, while A and BBB holdings moved higher. An overweight in BBBs proved beneficial, since they outperformed higher-quality securities. Our positions in prepaid gas also outperformed the general market. On a negative note, our maturities less than three years lagged, as they offered little in yield while rates were stable. A slight overweight in bonds with maturities less than two years also trimmed results.

We were net buyers of bonds during both the 6- and 12-month periods, due to coupon and maturity reinvestment as well as new subscriptions into the fund. During the past six months, we added to both dedicated tax and airport sectors and slightly increased our prepaid gas holdings. Our major purchases were bonds issued in Virginia, Texas, Florida, and Utah. Credit additions include Texas State Transportation Turnpike Commission, Broward County Florida Airport System, and South Dakota State Health and Ed for Sanford Health.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund posted strong returns for both the 6- and 12-month periods ended February 28, 2013. Performance in both halves was roughly in line with our Lipper peer group. (Results for the Advisor Class, which began operations on August 8, 2012, are also shown in the Performance Comparison table.) The fund’s net asset value per share was $12.02 at the end of February, up from $11.77 at the end of last August, and dividends per share contributed $0.25 to the fund’s total return during the past six months.

Significant demand for higher incremental yield in a persistently low interest rate world drove risk premiums lower. As a result, prices for medium- and lower-quality municipals rallied more than those of comparable higher-quality bonds, bolstering returns. We strategically emphasized essential service revenue bonds over lower-quality GOs. Cash flows generated by these public projects are durable and have been greatly insulated from pension and other long-term liability challenges facing many state and local borrowers. Our public power and utility bonds continued to perform well. The fund also benefited from its positions in debt issued by the State of California. Prudent fiscal management, a building economic recovery, and limited new borrowing contributed to fundamental credit improvement and strong returns for the state’s bonds during the fund’s fiscal year.

We maintained considerable exposure to health care-related debt for both hospitals and life care communities (CCRCs). Our selectivity in hospitals was rewarded when several issuers—Barnabas Health (NJ), Banner Health (AZ), and Doctors Community Hospital (MD)—outpaced the overall sector. Barnabas Health was upgraded during the period. Our overweight position in CCRCs also provided a boost, as investors demanded less of a yield premium for bonds issued to finance retirement facilities. The life-care sector was one of the best-returning areas of the municipal market for the period.

We continued to favor the transportation sector of the municipal market, including airport and toll road bonds. These projects often enjoy limited competition, which strengthens the bonds’ credit-worthiness. We invested in several new public-private partnership toll roads in Virginia, including Elizabeth River Crossing, I-95, and Route 460, which displayed solid demand metrics in addition to reasonable oversight from the state’s department of transportation. Our airport revenue bonds were strong contributors to the fund’s returns as well.

Our conservative positioning in tobacco securitization bonds detracted from performance, since tobacco bonds rallied sharply as investors reached for additional yield. After years of setbacks and rating agency downgrades, tobacco bonds enjoyed some rare credit benefits, thanks to only a mild decline in consumption and progress on litigation between states and tobacco companies, which spurred returns.

Medium- and lower-quality tax-exempt bonds have had quite a run over the past few years, recovering from difficult days during the financial crisis. Investor demand was heavy last year, and the sector experienced significant new cash flows. Looking forward, we expect that the income earned by your fund, rather than the type of appreciation we enjoyed in the recent past, will be a primary driver of total return.

OUTLOOK

While we are pleased with the tremendous performance of municipal bonds over the last two years, we believe that returns in the period ahead will moderate; the credit and economic environment for municipalities will likely remain challenging, and yields are unlikely to fall significantly from current levels. Modest economic growth and improving income and sales tax revenues are providing some support for state and local governments. However, cutbacks in state support for municipalities and persistent downward pressure on property tax revenues could keep local municipal issuers vulnerable. If the economy slides back into a recession—which we are not currently predicting—municipalities will face even tougher challenges.

State and local government liabilities, such as pension benefits and health care costs, are a growing long-term concern. While most state and local governments are maintaining balanced budgets, fewer municipalities have significantly addressed these longer-term problems. States need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

We continue to believe that the municipal bond market is a high-quality market, with good opportunities for long-term investors. In this low-rate environment, long-term bonds and A rated sectors still represent reasonable value relative to taxable fixed income alternatives. While we are comforted somewhat by Federal Reserve assurances that interest rate hikes are not imminent, and by the demonstrated ability of states to balance their budgets in tough times, we are mindful that municipal yields are at or near historical lows and there is the potential for losses if rates rise in response to stronger economic growth or inflation. Although we expect rates to stay range-bound in the period ahead, we are careful with any investment shift that might materially increase our portfolios’ interest rate sensitivity.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 19, 2013

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays 65% High-Grade/35% High-Yield Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, and Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 12/31/12	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Tax-Exempt Money Fund	0.01%	-0.33%	0.02%	0.43%	1.17%	–	–
Tax-Free Short-Intermediate Fund	–	–	2.14	3.79	3.14	–	–
Tax-Free Short-Intermediate Fund–Advisor Class	–	–	–	–	–	0.19%	8/8/12
Tax-Free Income Fund	–	–	8.57	5.89	4.99	–	–
Tax-Free Income Fund–Advisor Class	–	–	8.17	5.55	4.66	–	–
Tax-Free High Yield Fund			13.65	6.22	5.65	–	–
Tax-Free High Yield Fund–Advisor Class	–	–	–	–	–	3.24	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790. The performance information shown does not reflect the deduction of a 2% redemption fee on shares of the Tax-Free High Yield Fund held for 90 days or less. If it did, the performance would be lower.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 2/28/13	2/29/12	2/28/11	2/28/10	2/28/09
NET ASSET VALUE					
Beginning of period	$ 5.71	$ 5.54	$ 5.59	$ 5.42	$ 5.34
Investment activities					
Net investment income[(1)]	0.10	0.12	0.13	0.15	0.18
Net realized and unrealized gain (loss)	0.01	0.17	(0.05)	0.18	0.08
Total from investment activities	0.11	0.29	0.08	0.33	0.26
Distributions					
Net investment income	(0.10)	(0.12)	(0.13)	(0.16)	(0.18)
Net realized gain	–[(2)]	–	–	–	–
Total distributions	(0.10)	(0.12)	(0.13)	(0.16)	(0.18)
NET ASSET VALUE					
End of period	**$ 5.72**	**$ 5.71**	**$ 5.54**	**$ 5.59**	**$ 5.42**

Ratios/Supplemental Data

Total return[(3)]	**1.92%**	**5.25%**	**1.52%**	**6.09%**	**4.89%**
Ratio of total expenses to average net assets	0.49%	0.50%	0.49%	0.50%	0.51%
Ratio of net investment income to average net assets	1.69%	2.09%	2.40%	2.81%	3.31%
Portfolio turnover rate	16.8%	23.3%	18.5%	7.8%	24.9%
Net assets, end of period (in millions)	$ 2,012	$ 1,729	$ 1,423	$ 1,228	$ 635

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	8/8/12 Through 2/28/13
NET ASSET VALUE	
Beginning of period	$ 5.71
Investment activities	
Net investment income[(1)]	0.03[(2)]
Net realized and unrealized gain	0.01
Total from investment activities	0.04
Distributions	
Net investment income	(0.04)
Net realized gain	–[(3)]
Total distributions	(0.04)
NET ASSET VALUE	
End of period	**$ 5.71**

Ratios/Supplemental Data

Total return[(4)]	**0.75%**
Ratio of total expenses to average net assets	0.85%[(2)(5)]
Ratio of net investment income to average net assets	1.23%[(2)(5)]
Portfolio turnover rate	16.8%
Net assets, end of period (in thousands)	$ 1,285

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.85% contractual expense limitation in effect through 6/30/15.

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 98.8%		
Alabama 0.4%		
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 4.75%, 5/1/17	1,500	1,563
Univ. of Alabama Board of Trustees, Birmingham Hosp. 5.00%, 9/1/15	1,600	1,771
Univ. of Alabama Board of Trustees, Birmingham Hosp. 5.00%, 9/1/16	3,400	3,883
		7,217
Arizona 1.2%		
Arizona HFA, Banner Health, 5.00%, 1/1/14	1,000	1,039
Arizona HFA, Banner Health, 5.00%, 1/1/15	1,750	1,896
Arizona HFA, Banner Health, 5.00%, 1/1/17	4,000	4,597
Arizona HFA, Phoenix Children's Hosp., 4.00%, 2/1/17	1,700	1,870
Arizona HFA, Phoenix Children's Hosp., 5.00%, 2/1/18	1,995	2,313
Arizona HFA, Phoenix Children's Hosp., 5.00%, 2/1/19	2,500	2,926
Arizona Transportation Board, 5.00%, 7/1/17	4,530	5,343
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/17	3,800	4,560
		24,544
California 8.3%		
California, Economic Recovery, 5.00%, 7/1/15 (1)	4,150	4,417
California, Economic Recovery, 5.00%, 7/1/18	7,500	9,078
California, Economic Recovery, 5.00%, 7/1/23 (Tender 7/1/14)	7,180	7,624
California, Economic Recovery, 5.25%, 7/1/21	7,000	8,592
California, GO, 5.00%, 8/1/14	3,125	3,335
California, GO, 5.00%, 2/1/15	4,540	4,946
California, GO, 5.00%, 9/1/15	2,220	2,474
California, GO, 5.00%, 9/1/15	10,000	11,146
California, GO, 5.00%, 4/1/16	2,200	2,498
California, GO, 5.00%, 9/1/17	3,520	4,165
California, GO, 5.00%, 10/1/17	4,500	5,336

California, GO, 5.00%, 4/1/18	8,500	10,166
California, GO, 5.00%, 6/1/18 (1)	1,000	1,170
California Dept. of Water Resources, 5.00%, 12/1/14	1,120	1,213
California Dept. of Water Resources, 5.00%, 12/1/15	2,000	2,254
California Dept. of Water Resources, 5.00%, 5/1/16	13,135	14,942
California Dept. of Water Resources, 5.00%, 5/1/19	4,450	5,488
California HFA, Cedars-Sinai Medical Center 5.00%, 11/15/13	500	517
California Municipal Fin. Auth., IDRB, Solid Waste Management VR, 3.00%, 9/1/14 (2)	1,225	1,269
California Pollution Control Fin. Auth., Republic Services 0.60%, 8/1/23 (Tender 5/1/13) (2)	10,000	10,000
California Statewide CDA, Kaiser Permanente 5.00%, 11/1/29 (Tender 5/1/17)	8,350	9,654
Golden State Tobacco Securitization Corp., Tobacco Industry 5.00%, 6/1/13	1,500	1,516
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/18	500	596
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/20	1,000	1,222
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/21	750	921
Los Angeles Dept. of Water & Power, 5.00%, 1/1/16	10,000	11,206
Los Angeles Municipal Improvement Corp., 3.50%, 3/1/14	1,000	1,031
Los Angeles Municipal Improvement Corp., 4.00%, 3/1/15	1,000	1,064
Los Angeles Municipal Improvement Corp., 5.00%, 3/1/16	2,500	2,796
Los Angeles Regional Airports Improvement Corp. LAX Fuel Corp., 5.00%, 1/1/15 (2)	500	540
Los Angeles Regional Airports Improvement Corp. LAX Fuel Corp., 5.00%, 1/1/16 (2)	550	616
Los Angeles Regional Airports Improvement Corp. LAX Fuel Corp., 5.00%, 1/1/17 (2)	1,170	1,343
Los Angeles Regional Airports Improvement Corp. LAX Fuel Corp., 5.00%, 1/1/18 (2)	310	364
Los Angeles Regional Airports Improvement Corp. LAX Fuel Corp., 5.00%, 1/1/19 (2)	1,550	1,830

Los Angeles Regional Airports Improvement Corp. LAX Fuel Corp., 5.00%, 1/1/20 (2)	550	655
Sacramento Cogeneration Auth., Procter & Gamble 5.00%, 7/1/13	600	609
San Buenaventura, Community Memorial Health 5.00%, 12/1/16	1,500	1,601
San Buenaventura, Community Memorial Health 5.25%, 12/1/17	1,625	1,766
San Buenaventura, Community Memorial Health 5.75%, 12/1/18	1,700	1,907
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	675	774
San Francisco City & County Airports Commission 5.00%, 5/1/15 (2)	2,975	3,266
San Francisco City & County Airports Commission 5.00%, 5/1/21	2,725	3,315
San Francisco City & County Airports Commission 5.00%, 5/1/22	4,800	5,775
San Francisco City & County Airports Commission 5.00%, 5/1/23 (3)	1,515	1,687
		166,684
Colorado 1.8%		
Colorado HFA, Catholic Health Initiatives, 5.00%, 7/1/18	5,455	6,523
Colorado HFA, Catholic Health Initiatives 5.00%, 7/1/39 (Tender 11/11/14)	5,000	5,393
Colorado HFA, National Jewish Health, 4.00%, 1/1/14	400	408
Colorado HFA, National Jewish Health, 4.00%, 1/1/15	500	520
Colorado HFA, Parkview Health, 5.00%, 9/1/15	535	588
Denver City & County Airport, 4.00%, 11/15/13 (2)	1,000	1,027
Denver City & County Airport, 4.00%, 11/15/14 (2)	3,000	3,187
Denver City & County Airport, 5.00%, 11/15/16	4,480	5,169
Denver City & County Airport, 5.00%, 11/15/17	1,825	2,162

Denver City & County Airport, Series A, 5.00%, 11/15/16 (3)	1,885	2,175
Denver City & County Airport, Series A, 5.00%, 11/15/17 (3)	3,200	3,667
Denver City & County Airport, Series A, 5.00%, 11/15/20	3,435	4,237
Denver City & County Airport, Series B, 5.00%, 11/15/19	700	855
Denver City & County Airport, Series B, 5.00%, 11/15/20	1,000	1,233
		37,144
Delaware 0.4%		
Univ. of Delaware, 0.85%, 11/1/37 (Tender 6/4/13)	8,000	8,014
		8,014
District of Columbia 1.5%		
District of Columbia, GO, 5.00%, 6/1/15 (4)	2,500	2,744
District of Columbia, GO 5.00%, 6/1/18 (Prerefunded 6/1/15) (5)(6)	6,830	7,545
District of Columbia, GO, 5.25%, 6/1/19 (4)	2,500	3,074
Metropolitan Washington Airports Auth., 5.00%, 10/1/15 (2)(6)	1,375	1,531
Metropolitan Washington Airports Auth., 5.00%, 10/1/17	700	823
Washington DC Convention Center Auth., 5.00%, 10/1/14 (6)	1,000	1,064
Washington DC Convention Center Auth., 5.00%, 10/1/20 (4)	5,360	5,983
Washington DC Convention Center Auth., 5.00%, 10/1/21 (4)	6,895	7,697
		30,461
Florida 13.4%		
Broward County, Water & Sewer, 5.00%, 10/1/18	1,500	1,818
Broward County Airport, 5.00%, 10/1/18	500	594
Broward County Airport, 5.00%, 10/1/19	750	903
Escambia County, Gulf Power, Solid Waste, 1.35%, 4/1/39 (Tender 6/2/15)	5,000	5,073
Florida Board of Ed., Capital Outlay, GO, 5.00%, 6/1/15	18,410	20,316
Florida Board of Ed., GO, 5.00%, 1/1/17	2,585	2,827

Florida Board of Ed., GO, 5.00%, 6/1/17	10,935	12,891
Florida Board of Ed., GO, 5.00%, 6/1/18	11,480	13,860
Florida Board of Ed., Lottery, 5.00%, 7/1/14	14,155	15,046
Florida Board of Ed., Lottery, 5.00%, 7/1/14 (6)	5,820	6,186
Florida Board of Ed., Lottery, 5.00%, 7/1/15	5,000	5,524
Florida Board of Ed., Lottery, 5.00%, 7/1/16	1,000	1,144
Florida Board of Ed., Lottery, 5.00%, 7/1/16	5,795	6,627
Florida Board of Ed., Lottery, 5.00%, 7/1/17 (6)	4,135	4,618
Florida Board of Ed., Lottery, 5.00%, 7/1/17	12,205	14,351
Florida Board of Ed., Lottery, 5.00%, 7/1/19	10,000	12,191
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/16	4,850	5,525
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/17	5,700	6,676
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/19 (1)	1,000	1,096
Florida DOT, Right of Way, GO, 5.00%, 7/1/15	5,375	5,951
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/13	7,000	7,115
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/14	7,400	7,865
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/15	12,870	14,177
Florida Municipal Power Agency, 5.00%, 10/1/14	2,995	3,203
Florida Municipal Power Agency, 5.00%, 10/1/17 (7)	6,755	7,864
Florida Ports Fin. Commission, 5.00%, 10/1/13 (2)	250	257
Florida Ports Fin. Commission, 5.00%, 6/1/14 (2)	1,300	1,372
Florida Ports Fin. Commission, 5.00%, 10/1/14 (2)	885	946
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/14	750	808
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/15	1,770	1,976
Highlands County HFA, Adventist Health/Sunbelt 5.00%, 11/15/16 (Prerefunded 11/15/15) (5)	300	336

Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/16	1,000	1,113
Hillsborough County Aviation Auth., Tampa Int'l. Airport 5.00%, 10/1/15	2,000	2,205
Jacksonville, Sales Tax, 5.00%, 10/1/17	2,000	2,344
Jacksonville Electric Auth., Saint Johns River Power Park 5.00%, 10/1/14	10,000	10,745
Jacksonville Electric Auth., Saint Johns River Power Park 5.00%, 10/1/17	1,870	2,211
Miami-Dade County, Aviation, 5.00%, 10/1/13 (1)(2)	1,700	1,747
Miami-Dade County, Aviation, 5.00%, 10/1/14 (2)(4)	8,900	9,557
Miami-Dade County, Aviation, 5.00%, 10/1/16 (2)	1,250	1,430
Miami-Dade County, Aviation, 5.00%, 10/1/17	3,950	4,588
Miami-Dade County, Aviation, 5.00%, 10/1/18 (2)	1,810	2,157
Miami-Dade County, Aviation, 5.00%, 10/1/19 (2)	2,525	3,033
Miami-Dade County, Aviation, 5.50%, 10/1/17	1,775	2,101
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/14 (6)	1,300	1,365
Orange County, Tourist Dev. Tax, 5.00%, 10/1/15 (4)	6,820	7,525
Orange County, Tourist Dev. Tax, 5.00%, 10/1/17 (1)	9,165	10,670
Orange County HFA, Nemours Foundation, 5.00%, 1/1/18	1,420	1,668
Orange County HFA, Nemours Foundation, 5.00%, 1/1/19	1,000	1,198
Orange County HFA, Nemours Foundation, 5.00%, 1/1/20	1,000	1,198
Orlando and Orange County Expressway Auth., 5.00%, 7/1/17	1,250	1,456
Pinellas County HFA, Baycare Health, 5.00%, 11/15/13	3,410	3,523
South Miami HFA, Baptist Health South, 5.00%, 8/15/14	4,000	4,272
South Miami HFA, Baptist Health South, 5.00%, 8/15/15	4,000	4,438
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center 4.00%, 9/1/17	400	445
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center 5.00%, 9/1/18	350	413
		270,538

Georgia 4.8%

Atlanta Airport, 5.00%, 1/1/15	9,200	9,940
Atlanta Airport, 5.00%, 1/1/16	925	1,035
Atlanta Airport, 5.00%, 1/1/19	2,000	2,410
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/15	710	769
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/16	730	819
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/17	760	879
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/18	795	941
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/19	840	1,012
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/16	725	829
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/17	800	939
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/19	1,150	1,401
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/20	1,375	1,645
Fulton County, Water & Sewer, 5.00%, 1/1/16	2,000	2,251
Fulton County, Water & Sewer, 5.00%, 1/1/17	2,000	2,325
Georgia, GO, 5.00%, 7/1/17	8,590	9,528
Georgia Private Colleges & Univ. Auth., Emory Univ. 5.00%, 9/1/16	3,000	3,458
Gwinnett County School Dist., GO, 4.00%, 10/1/14	20,700	21,934
Houston County School Dist., GO, 4.00%, 9/1/15	2,500	2,722
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/15	655	706
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.00%, 3/15/19	3,710	4,208
Municipal Electric Auth. of Georgia, 5.00%, 1/1/15	1,500	1,617
Municipal Electric Auth. of Georgia, 5.00%, 1/1/17	1,750	2,015
Municipal Electric Auth. of Georgia, 5.00%, 4/1/17	2,200	2,552
Municipal Electric Auth. of Georgia, 5.00%, 11/1/17	2,000	2,354

Municipal Electric Auth. of Georgia, 5.00%, 1/1/18	2,000	2,360
Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/16	2,920	3,259
Municipal Electric Auth. of Georgia, Series B, 5.00%, 1/1/16	2,500	2,791
Richmond County Board of Ed., GO, 5.00%, 10/1/15	3,300	3,676
Richmond County Board of Ed., GO, 5.00%, 10/1/16	3,000	3,453
Richmond County Board of Ed., GO, 5.00%, 10/1/17	2,250	2,670
		96,498
Hawaii 0.9%		
Hawaii, 5.00%, 7/1/19 (Prerefunded 7/1/15) (5)(6)	660	731
Hawaii, 5.00%, 7/1/19 (6)	2,450	2,714
Hawaii, GO, 5.00%, 12/1/16	4,600	5,351
Hawaii, GO, 5.00%, 12/1/17	3,780	4,525
Hawaii, GO, 5.00%, 7/1/19 (6)	225	248
Honolulu, City and County, GO, 5.00%, 11/1/17	2,965	3,540
		17,109
Illinois 2.9%		
Chicago Board of Ed., GO, VRDN, 0.11%, 3/1/36	4,100	4,100
Chicago O'Hare Int'l. Airport, 4.00%, 1/1/15	1,000	1,064
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/16	1,350	1,511
Chicago O'Hare Int'l. Airport, 5.00%, 1/1/20 (6)	4,600	5,091
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/14 (3)	4,250	4,429
Chicago O'Hare Int'l. Airport, 5.25%, 1/1/15 (3)	6,720	7,302
Cook County, GO, 5.00%, 11/15/19	1,100	1,337
Cook County, GO, 5.00%, 11/15/20	1,000	1,221
Illinois Fin. Auth., Advocate Health Care Network 5.00%, 4/1/15	500	546
Illinois Fin. Auth., Ascension Health Alliance 5.00%, 11/15/42 (Tender 5/1/15)	2,000	2,191

Illinois Fin. Auth., Ascension Health Alliance 5.00%, 11/15/42 (Tender 5/1/17)	2,500	2,886
Illinois Fin. Auth., Northwestern Memorial Healthcare 5.00%, 8/15/15	3,280	3,626
Illinois Fin. Auth., Northwestern Memorial Healthcare 5.00%, 8/15/16	3,500	3,976
Illinois Fin. Auth., Palos Community Hosp., 5.00%, 5/15/20 (1)	3,940	4,430
Illinois Unemployment Insurance Fund, 5.00%, 12/15/17	5,000	5,802
Metropolitan Pier & Exposition Auth., McCormick Place 5.00%, 12/15/20	4,500	5,541
Railsplitter Tobacco Settlement, Tobacco Industry 4.00%, 6/1/13	3,000	3,026
		58,079
Indiana 1.3%		
Indiana Fin. Auth., Citizens Energy (Waterworks) 3.00%, 10/1/14	3,705	3,837
Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/18	3,885	4,657
Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/20	2,950	3,523
Indiana Fin. Auth., Indiana Univ. Health, 4.00%, 3/1/15	1,500	1,600
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/16	4,135	4,656
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/17	1,930	2,232
Indiana HFFA, Ascension Health Alliance 5.00%, 11/1/27 (Tender 5/1/13)	1,650	1,664
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (1)	3,785	4,268
		26,437
Iowa 0.1%		
Iowa Fin. Auth., Iowa Health, VRDN, 0.11%, 2/15/35	1,745	1,745
		1,745

Kansas 0.5%		
Lenexa Health Care Fac., Lakeview Village, 5.125%, 5/15/13	1,000	1,005
Wichita, Via Christi Health, 4.50%, 11/15/15	900	989
Wichita, Via Christi Health, 5.00%, 11/15/13	2,300	2,373
Wichita, Via Christi Health, 5.00%, 11/15/16	2,000	2,284
Wichita, Via Christi Health, 5.00%, 11/15/17	1,500	1,759
Wichita, Via Christi Health, Series A, 5.00%, 11/15/16	885	1,011
Wichita, Via Christi Health, Series A, 5.00%, 11/15/17	1,000	1,172
		10,593
Kentucky 0.7%		
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare, VRDN 0.12%, 8/15/38	14,230	14,230
		14,230
Louisiana 0.3%		
Louisiana, GO, 5.00%, 8/1/14	3,500	3,736
Louisiana, GO, VR, 0.941%, 7/15/14	2,475	2,476
		6,212
Maryland 7.8%		
Anne Arundel County, GO, 4.00%, 4/1/16	2,465	2,731
Anne Arundel County, GO, 5.00%, 4/1/16	3,565	4,059
Anne Arundel County, Water and Sewer, GO, 4.00%, 4/1/19	840	984
Baltimore, Public Improvement, GO, 5.00%, 10/15/16	2,000	2,318
Baltimore, Public Improvement, GO, 5.00%, 10/15/17	1,000	1,193
Baltimore County, COP, 5.00%, 10/1/16	9,425	10,829
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/17	1,660	1,808
Gaithersburg, Asbury Maryland Obligated Group 6.00%, 1/1/15, Acquisition Date: 11/30/09 Acquisition Cost $7,000 (8)	7,000	7,024

Maryland, GO, 5.00%, 8/1/15	13,600	15,124
Maryland, State & Local Fac., GO, 5.00%, 11/1/16	5,700	6,631
Maryland DOT, 5.50%, 2/1/15	2,600	2,860
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	1,100	1,277
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	2,770	3,216
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/15	460	505
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/16	2,085	2,375
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/18	800	914
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/19	825	945
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/20	1,000	1,207
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/17	2,125	2,431
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/48 (Tender 5/15/15)	2,920	3,191
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/17	1,180	1,350
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/18	2,310	2,659
Maryland HHEFA, Loyola College, Maryland Health 5.00%, 10/1/17	1,630	1,911
Maryland HHEFA, Loyola College, Maryland Health 5.00%, 10/1/18	1,125	1,347
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/16	1,225	1,390
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/14 (2)	2,250	2,423
Maryland Stadium Auth., Baseball Stadium 5.00%, 12/15/16 (2)	5,880	6,731
Maryland Transportation Auth., BWI Airport Parking 5.00%, 3/1/18	4,185	4,958
Montgomery County, Public Improvement, GO, 5.00%, 11/1/18	12,960	15,928

Massachusetts School Building Auth., 5.00%, 8/15/18	4,000	4,861
		29,748
Michigan 0.3%		
Michigan Strategic Fund, IDRB, Detroit Edison 5.25%, 8/1/29 (Tender 8/1/14)	1,000	1,067
Wayne County Airport Auth., Detroit, 5.25%, 12/1/17 (1)(2)	4,260	4,716
		5,783
Minnesota 0.6%		
Minnesota, GO, 5.00%, 8/1/16	6,050	6,972
Minnesota, GO, 5.00%, 8/1/16	4,715	5,434
		12,406
Mississippi 0.1%		
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health, 5.00%, 10/1/17	2,375	2,774
		2,774
Missouri 0.9%		
Missouri Environmental Improvement & Energy Resource Auth. IDRB, Kansas City Power & Light 5.25%, 7/1/17 (Tender 4/1/13) (9)	12,000	12,045
Missouri HEFA, BJC Health, 5.00%, 5/15/21	3,000	3,288
Missouri HEFA, SSM Health Care, VRDN, 0.10%, 6/1/45	2,200	2,200
Missouri Highway & Transportation Commission 5.00%, 2/1/16	1,000	1,132
		18,665
Nevada 1.3%		
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.50%, 7/1/15 (2)(3)	4,990	5,301

Clark County Airport, Las Vegas McCarran Int'l. Airport 5.50%, 7/1/16 (2)(3)	3,100	3,287
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.50%, 7/1/21 (2)(3)	4,000	4,250
Clark County School Dist., GO, 5.00%, 6/15/13	4,720	4,787
Clark County School Dist., GO, 5.00%, 6/15/17	2,000	2,335
Clark County School Dist., GO, 5.00%, 6/15/18 (1)	2,765	2,998
Reno, Renown Health, 5.00%, 6/1/14	1,000	1,042
Reno, Renown Health, 5.00%, 6/1/16	1,085	1,191
		25,191
New Hampshire 0.5%		
New Hampshire Turnpike, 5.00%, 2/1/15	6,000	6,513
New Hampshire Turnpike, 5.00%, 2/1/16	3,495	3,922
		10,435
New Jersey 2.7%		
New Jersey Economic Dev. Auth., 5.25%, 3/1/14 (10)	2,000	2,100
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/14	750	790
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/16	5,250	5,878
New Jersey Health Care Fac. Fin. Auth., Meridian Health 4.00%, 7/1/13	1,000	1,013
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/14	625	663
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/15	1,250	1,372
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/16	1,000	1,129
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/17	1,000	1,158
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/14	675	710
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/15	1,060	1,144

New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/15	3,600	3,994
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/16	1,060	1,173
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/17	1,060	1,195
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/18	1,250	1,431
New Jersey Higher Ed. Student Assistance Auth., 5.25%, 6/1/20	1,900	2,206
New Jersey Transportation Trust Fund Auth., 5.00%, 6/15/16	3,000	3,396
New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/16	1,425	1,638
New Jersey Transportation Trust Fund Auth., 5.00%, 6/15/17	2,000	2,315
New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/18	1,635	1,956
New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/13	3,455	3,593
New Jersey Transportation Trust Fund Auth., 5.25%, 12/15/14	3,455	3,756
New Jersey Transportation Trust Fund Auth. 5.50%, 12/15/16 (4)	1,020	1,200
New Jersey Transportation Trust Fund Auth. 5.50%, 6/15/17 (Prerefunded 6/15/13) (5)	7,500	7,619
Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/16	1,900	2,115
		53,544
New York 16.7%		
Build NYC Resource Corp., YMCA of Greater New York 4.00%, 8/1/14	900	943
Build NYC Resource Corp., YMCA of Greater New York 4.00%, 8/1/15	700	753
Build NYC Resource Corp., YMCA of Greater New York 5.00%, 8/1/16	800	906
Build NYC Resource Corp., YMCA of Greater New York 5.00%, 8/1/17	650	752
Dormitory Auth. of the State of New York, Culinary Institute of America, 3.00%, 7/1/13	100	101
Dormitory Auth. of the State of New York, Culinary Institute of America, 3.00%, 7/1/14	125	128

Dormitory Auth. of the State of New York, Culinary Institute of America, 4.00%, 7/1/15	225	239
Dormitory Auth. of the State of New York, Culinary Institute of America, 4.00%, 7/1/16	300	325
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/17	300	340
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/18	320	369
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/19	200	232
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/14	4,175	4,440
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/18	4,400	5,242
Dormitory Auth. of the State of New York, NYU Hosp. Center 5.00%, 7/1/16	1,600	1,826
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 2/15/16	3,000	3,402
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (Prerefunded 3/15/15) (4)(5)	8,485	9,291
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (4)	515	564
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 12/15/20	5,000	6,256
Long Island Power Auth., 5.00%, 5/1/14	1,535	1,618
Long Island Power Auth., 5.00%, 5/1/15	3,935	4,297
Long Island Power Auth., 5.00%, 12/1/17 (3)	1,435	1,636
Long Island Power Auth., 5.00%, 12/1/18 (3)	1,045	1,195
Long Island Power Auth., 5.00%, 12/1/19 (3)	1,160	1,294
Long Island Power Auth., 5.25%, 12/1/14	5,460	5,920
Metropolitan Transportation Auth., 5.00%, 11/15/15	5,000	5,595
Metropolitan Transportation Auth., 5.00%, 11/15/16	5,710	6,571
Metropolitan Transportation Auth., Series B2, 5.00%, 11/15/19	5,000	6,081

Metropolitan Transportation Auth., Series D, 5.00%, 11/15/17	6,955	8,210
Metropolitan Transportation Auth., Series F, 5.00%, 11/15/18	6,355	7,624
Metropolitan Transportation Auth., Series G, 5.00%, 11/15/17	5,000	5,902
Metropolitan Transportation Auth., Series H, 5.00%, 11/15/18	4,800	5,759
Metropolitan Transportation Auth., Series H, 5.00%, 11/15/19	2,310	2,809
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 3.00%, 7/1/13	660	665
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 4.00%, 7/1/14	870	909
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 4.00%, 7/1/16	640	701
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 5.00%, 7/1/17	660	761
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 5.00%, 7/1/19	3,730	4,407
Nassau County Local Economic Assistance Corp., Winthrop Univ. Hosp., 4.00%, 7/1/15	1,385	1,473
Nassau County Local Economic Assistance Corp., Winthrop Univ. Hosp., 4.00%, 7/1/17	650	717
New York City, GO, 5.00%, 8/1/14	4,840	5,169
New York City, GO, 5.00%, 8/1/16 (Prerefunded 8/1/14) (5)	2,640	2,818
New York City, GO, Series B, 5.00%, 8/1/16	2,200	2,525
New York City, GO, Series B, 5.00%, 8/1/17	1,750	2,069
New York City, GO, Series C, 5.00%, 8/1/16	8,100	9,298
New York City, GO, Series D, 5.00%, 8/1/17	3,000	3,547
New York City, GO, Series E, 5.00%, 8/1/16	2,075	2,382
New York City, GO, Series G, 5.00%, 8/1/17	1,390	1,643
New York City, GO, Series H, 5.00%, 8/1/16	2,960	3,158
New York City, GO, Series H-A, 5.00%, 3/1/17	1,840	2,147
New York City, GO, Series I-1, 5.00%, 8/1/16	12,295	14,114
New York City, GO, VR, 4.25%, 12/15/15	16,350	16,799
New York City, GO, VR, 4.75%, 12/15/22	6,840	7,055

New York City IDA, Terminal One Group, 5.50%, 1/1/15 (2)	5,500	5,916
New York City IDA, Terminal One Group, 5.50%, 1/1/16 (2)	1,930	2,140
New York City Municipal Water Fin. Auth., VRDN 0.10%, 6/15/45	7,100	7,100
New York City Transitional Fin. Auth., 5.00%, 11/1/15	9,280	10,413
New York City Transitional Fin. Auth., 5.00%, 11/1/18	6,000	7,329
New York City Transitional Fin. Auth., 5.00%, 11/1/19	5,000	6,205
New York City Transitional Fin. Auth., Series B, 5.00%, 11/1/14	1,595	1,722
New York City Transitional Fin. Auth., Series C, 5.00%, 11/1/14	9,135	9,861
New York State Environmental Fac. Corp., Municipal Water Fin. Auth., 5.50%, 6/15/16	4,885	5,686
New York State Mortgage Agency, Single Family 3.90%, 10/1/14 (2)	1,715	1,739
New York State Thruway Auth., 5.00%, 1/1/16 (6)	15,000	16,230
New York State Thruway Auth., 5.00%, 4/1/18 (6)	8,065	9,025
New York State Thruway Auth., 5.00%, 1/1/20	1,445	1,758
New York State Urban Dev. Corp., Personal Income Tax 5.00%, 12/15/14	10,000	10,850
New York State Urban Dev. Corp., Personal Income Tax 5.00%, 3/15/18	5,000	5,992
Port Auth. of New York & New Jersey, 5.00%, 12/1/18 (2)	13,000	14,122
Port Auth. of New York & New Jersey, 5.50%, 7/15/18 (2)(4)	2,200	2,373
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/16	1,160	1,314
Tobacco Settlement Fin. Corp., New York State, 5.00%, 6/1/15	15,000	16,531
Tobacco Settlement Fin. Corp., New York State, 5.00%, 6/1/17	2,500	2,921
Tobacco Settlement Fin. Corp., New York State, 5.00%, 6/1/18	5,800	6,926
Tobacco Settlement Fin. Corp., New York State, 5.50%, 6/1/18	335	337
Tobacco Settlement Fin. Corp., New York State, 5.50%, 6/1/19	1,060	1,074
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/18	2,500	3,048

Ohio 1.0%		
Ohio Air Quality Dev. Auth., FirstEnergy, 2.25%, 8/1/29 (Tender 9/15/16)	8,450	8,551
Ohio Air Quality Dev. Auth., FirstEnergy, 5.70%, 2/1/14	3,500	3,634
Ohio Air Quality Dev. Auth., FirstEnergy, 5.75%, 6/1/33 (Tender 6/1/16)	1,500	1,682
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health 5.00%, 1/1/15	1,000	1,084
Ohio Water Dev. Auth., FirstEnergy 2.20%, 6/1/33 (Tender 6/1/16)	4,700	4,744
		19,695
Oklahoma 0.1%		
Oklahoma Dev. Fin. Auth., PCR, Public Service, 5.25%, 6/1/14	2,130	2,232
		2,232
Oregon 0.1%		
Oregon Fac. Auth., Legacy Health, 5.00%, 3/15/13	1,000	1,002
		1,002
Pennsylvania 2.0%		
Beaver County IDA, PCR, FirstEnergy 2.20%, 1/1/35 (Tender 7/1/16)	3,500	3,552
Delaware River Joint Toll Bridge Commission, 3.00%, 7/1/17	250	270
Delaware River Joint Toll Bridge Commission, 4.00%, 7/1/16	500	551
Pennsylvania Economic Dev. Fin. Auth., IDRB, Waste Management 1.75%, 12/1/33 (Tender 12/1/15)	3,500	3,571
Pennsylvania IDA, 5.00%, 7/1/16	3,375	3,815
Philadelphia Airport, 4.00%, 6/15/16	4,065	4,452
Philadelphia Airport, 5.00%, 6/15/14	2,080	2,196
Philadelphia Airport, 5.00%, 6/15/14 (2)	5,000	5,297
Philadelphia Airport, 5.00%, 6/15/15	4,805	5,250

Philadelphia Airport, 5.00%, 6/15/17 (2)	7,525	8,738
Saint Mary Hosp. Auth., Catholic Health East, 4.00%, 11/15/15	1,140	1,226
Saint Mary Hosp. Auth., Catholic Health East, 5.00%, 11/15/15	1,140	1,258
		40,176
Puerto Rico 0.4%		
Puerto Rico Electric Power Auth., 5.00%, 7/1/17	5,000	5,415
Puerto Rico Electric Power Auth., 5.25%, 7/1/15	3,000	3,193
		8,608
South Carolina 2.4%		
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 4.00%, 11/1/15	425	457
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 4.50%, 11/1/17	1,200	1,379
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/18	4,500	5,293
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/19	2,450	2,948
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/20	2,500	3,024
South Carolina Public Service Auth., 5.00%, 1/1/21 (Prerefunded 1/1/14) (5)(7)	17,640	18,352
South Carolina Public Service Auth., 5.00%, 1/1/22 (1)	2,830	3,169
South Carolina Public Service Auth., Santee Cooper 5.00%, 12/1/14	3,000	3,243
South Carolina Public Service Auth., Santee Cooper 5.00%, 12/1/15	3,200	3,592
South Carolina Public Service Auth., Santee Cooper 5.00%, 12/1/16	5,000	5,799
South Carolina Transportation Infrastructure Bank 5.00%, 10/1/13	1,000	1,028
		48,284

South Dakota 0.2%		
South Dakota HEFA, Regional Health, 4.00%, 9/1/13	600	611
South Dakota HEFA, Regional Health, 5.00%, 9/1/14	1,470	1,574
South Dakota HEFA, Regional Health, 5.00%, 9/1/14	1,000	1,071
South Dakota HEFA, Regional Health, 5.00%, 9/1/16	1,000	1,137
		4,393
Tennessee 1.1%		
Metropolitan Gov't. of Nashville & Davidson County, Water & Sewer, 5.00%, 7/1/16	1,000	1,141
Shelby County Health, Ed. & Housing Board, Methodist Le Bonheur Healthcare, 5.00%, 6/1/16	1,500	1,684
Shelby County Health, Ed. & Housing Board, Methodist Le Bonheur Healthcare, 5.25%, 6/1/15	5,000	5,476
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/13	1,000	1,021
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/16	2,000	2,217
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/17	7,045	8,006
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/18	2,700	3,121
		22,666
Texas 6.6%		
Dallas-Fort Worth Airport, 5.50%, 11/1/17 (2)(4)	3,000	3,101
Gulf Coast IDA, Exxon Mobil, VRDN, 0.09%, 11/1/41	10,600	10,600
Harris County Cultural Ed. Fac., Methodist Hosp., Houston 5.00%, 6/1/14	2,180	2,308
Harris County Cultural Ed. Fac., Methodist Hosp., Houston 5.25%, 12/1/16	1,000	1,155
Harris County Cultural Ed. Fac., Methodist Hosp., Houston VRDN, 0.10%, 12/1/24	27,800	27,800

Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 5.25%, 12/1/13	1,470	1,524
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 6.00%, 6/1/13 (1)	4,150	4,210
Harris County Health Fac. Dev. Corp., Methodist Hosp., Houston VRDN, 0.10%, 12/1/41	2,670	2,670
Houston, Airport, 5.00%, 7/1/14 (2)	4,400	4,676
Houston, Airport, 5.00%, 7/1/16 (2)	3,400	3,865
Lower Colorado River Auth., 5.00%, 5/15/17	5,750	6,694
Lower Neches Valley Auth., Exxon Mobil, VRDN, 0.10%, 5/1/46	450	450
Lower Neches Valley Auth., Exxon Mobil, VRDN 0.10%, 11/1/51	2,500	2,500
Sam Rayburn Municipal Power Agency, 5.00%, 10/1/17	3,250	3,744
Tarrant County Cultural Ed. Fac. Fin. Corp., Methodist Hosp. Dallas, VRDN, 0.11%, 10/1/41	4,000	4,000
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/13	2,000	2,043
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/14	1,180	1,257
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/16	1,300	1,483
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/17	1,950	2,285
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/18	3,545	4,231
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/19	4,360	5,264
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/14	2,250	2,346
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/15	2,000	2,169
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/16	1,335	1,502
Texas, PFA, GO, 5.00%, 10/1/14	1,500	1,614

Texas, PFA., GO, 5.00%, 10/1/15	3,080	3,450
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.00%, 12/15/13	4,000	4,133
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.625%, 12/15/17	3,275	3,651
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 6.25%, 12/15/26	4,000	5,206
Texas Transportation Commission, Central Texas Turnpike 1.25%, 8/15/42 (Tender 2/15/15)	10,000	10,094
Univ. of Texas, 5.00%, 7/1/16	3,035	3,351
		133,376
Utah 0.3%		
Murray City, IHC Health Services, VRDN, 0.11%, 5/15/37	3,600	3,600
Riverton Hosp., IHC Health Services, 5.00%, 8/15/20	2,000	2,387
		5,987
Virginia 6.8%		
Arlington County, 5.00%, 8/1/20 (Prerefunded 8/1/16) (5)	995	1,146
Arlington County, GO, 5.00%, 8/1/20	1,505	1,716
Arlington County IDA, Virginia Hosp. Center Arlington 5.00%, 7/1/18	1,150	1,349
Chesapeake Hosp. Auth., Chesapeake General Hosp. 5.25%, 7/1/14	1,775	1,886
Fairfax County Economic Dev. Auth., Laurel Hill, 5.00%, 6/1/17	2,905	3,403
Fairfax County Economic Dev. Auth., Route 28, 4.00%, 4/1/17	2,375	2,670
Fairfax County IDA, Inova Health, 4.00%, 5/15/18	350	400
Fairfax County IDA, Inova Health, 5.00%, 5/15/19	200	243
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/13	1,625	1,647
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/14	4,295	4,522

Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/15	2,570	2,795
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/16	4,790	5,348
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/17	1,675	1,912
Henrico County Economic Dev. Auth., Bon Secours Health 4.00%, 11/1/16	1,250	1,367
Newport News, GO, 5.00%, 7/15/16 (Prerefunded 7/15/14) (5)	1,250	1,344
Norfolk Airport Auth., 5.00%, 7/1/14	1,000	1,057
Norfolk Airport Auth., 5.00%, 7/1/14 (2)	4,610	4,890
Norfolk Airport Auth., 5.00%, 7/1/15	1,480	1,614
Norfolk Airport Auth., 5.00%, 7/1/15 (2)	2,645	2,891
Norfolk Airport Auth., 5.00%, 7/1/16	1,570	1,756
Richmond, Public Improvement, GO, 5.00%, 7/15/15	3,630	4,023
Roanoke IDA, Carilion Clinic 5.00%, 7/1/16	1,500	1,699
Roanoke IDA, Carilion Clinic 5.00%, 7/1/18	2,500	2,977
Tobacco Settlement Fin. Corp. 5.625%, 6/1/37 (Prerefunded 6/1/15) (5)	6,250	6,983
Virginia College Building Auth., 21st Century College 5.00%, 2/1/17 (Prerefunded 2/1/14) (5)	1,585	1,655
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/15	7,285	8,111
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	2,600	2,996
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	1,310	1,403
Virginia Port Auth., 5.00%, 7/1/13 (2)(4)	1,050	1,065
Virginia Public Building Auth., 5.00%, 8/1/14	1,440	1,538
Virginia Public School Auth., GO, 4.00%, 7/15/14	2,325	2,441
Virginia Public School Auth., GO, 5.00%, 8/1/14	5,410	5,775

Virginia Public School Auth., GO, 5.00%, 8/1/15	2,405	2,670
Virginia Public School Auth., GO, 5.25%, 8/1/13	125	128
Virginia Resources Auth., 5.00%, 11/1/16	1,000	1,163
Virginia Resources Auth., Clean Water Revolving Fund 5.00%, 10/1/13	1,160	1,193
Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/17	1,630	1,914
Virginia Transportation Board, 5.00%, 5/15/16	14,725	16,806
Virginia Transportation Board, GAN, 5.00%, 9/15/17	4,885	5,812
Virginia Transportation Board, Route 28, 4.00%, 4/1/15	5,600	6,007
Virginia Transportation Board, Route 28, 4.00%, 4/1/16	5,470	6,038
Virginia Transportation Board, Route 28, 5.00%, 4/1/17	4,455	5,227
Winchester, GO, 5.00%, 9/1/17	4,355	5,176
		136,756
Washington 3.0%		
Central Puget Sound Regional Transportation Auth. 5.00%, 2/1/18	4,000	4,782
Energy Northwest, 5.00%, 7/1/14	3,650	3,882
Energy Northwest, 5.00%, 7/1/16	2,500	2,865
Energy Northwest, 5.50%, 7/1/15 (Prerefunded 7/1/13) (1)(5)	5,000	5,092
Port of Seattle, 5.00%, 3/1/19 (1)	5,345	5,781
Seattle, Light & Power, 5.00%, 6/1/20 (4)	5,500	6,840
Washington, GO, 5.00%, 7/1/15	12,000	13,276
Washington, GO, 5.00%, 2/1/16	5,895	6,657
Washington, GO, 5.00%, 1/1/17	9,945	11,571
		60,746
Wisconsin 0.2%		
Univ. of Wisconsin Hosp. & Clinic Auth., 4.00%, 4/1/16 (11)	1,370	1,504
Univ. of Wisconsin Hosp. & Clinic Auth., 5.00%, 4/1/19 (11)	890	1,071

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $1,920,309)	$ 1,988,519
Interest receivable	20,721
Receivable for shares sold	10,047
Cash	768
Receivable for investment securities sold	55
Other assets	90
Total assets	2,020,200
Liabilities	
Payable for investment securities purchased	3,200
Payable for shares redeemed	2,906
Investment management fees payable	603
Due to affiliates	37
Other liabilities	596
Total liabilities	7,342
NET ASSETS	$ 2,012,858
Net Assets Consist of:	
Undistributed net investment income	$ 144
Accumulated undistributed net realized loss	(195)
Net unrealized gain	68,210
Paid-in capital applicable to 352,032,832 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	1,944,699
NET ASSETS	$ 2,012,858
NET ASSET VALUE PER SHARE	
Investor Class	
($2,011,572,533 / 351,807,931 shares outstanding)	$ 5.72
Advisor Class	
($1,285,048 / 224,901 shares outstanding)	$ 5.71

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/28/13	2/29/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 31,489	$ 32,040
Net realized gain	1,786	1,127
Change in net unrealized gain / loss	710	45,851
Increase in net assets from operations	33,985	79,018
Distributions to shareholders		
Net investment income		
Investor Class	(31,464)	(32,012)
Advisor Class	(3)	–
Net realized gain		
Investor Class	(672)	–
Decrease in net assets from distributions	(32,139)	(32,012)
Capital share transactions*		
Shares sold		
Investor Class	812,978	691,231
Advisor Class	1,313	–
Distributions reinvested		
Investor Class	26,348	25,433
Advisor Class	1	–
Shares redeemed		
Investor Class	(558,747)	(457,954)
Advisor Class	(31)	–
Increase in net assets from capital share transactions	281,862	258,710
Net Assets		
Increase during period	283,708	305,716
Beginning of period	1,729,150	1,423,434
End of period	**$ 2,012,858**	**$ 1,729,150**
Undistributed net investment income	144	122

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Short-Intermediate Fund original share class, referred to in this report as the Investor Class, offered since December 23, 1983, and the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2013, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended February 28, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of February 28, 2013, the fund held no derivative instruments.

Additionally, during the year ended February 28, 2013, the fund recognized $17,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended February 28, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of February 28, 2013, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $610,955,000 and $301,632,000, respectively, for the year ended February 28, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 28, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2013 and February 29, 2012, were characterized for tax purposes as follows:

At February 28, 2013, the tax-basis cost of investments and components of net assets were as follows:

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2013, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through June 30, 2015. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.85%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of less than $1,000 remain subject to repayment at February 28, 2013.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2013, expenses incurred pursuant to these service agreements were $208,000 for Price Associates and $113,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of February 28, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 19,602,227 shares of the Investor Class, and 43,783 shares of the Advisor Class, aggregating 6% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “Fund”) at February 28, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 12, 2013

Tax Information (Unaudited) for the Tax Year Ended 2/28/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $63,000 from short-term capital gains

  $1,487,000 from long-term capital gains, subject to the 15% rate gains category.

  $31,385,000 which qualified as exempt-interest dividends.
Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1983	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[142]

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs
2009	Group, Inc. (1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[50]	and T. Rowe Price International

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free
Short-Intermediate Fund	Principal Occupation(s)

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Vice President

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael K. Sewell (1982)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,651,000 and $1,704,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 12, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 12, 2013